Exhibit 10.1

THIRD AMENDMENT dated as of April 25, 2017 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 5, 2014 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among EXPEDIA, INC., a Delaware corporation, EXPEDIA, INC., a Washington corporation, TRAVELSCAPE, LLC, a Nevada limited liability company, HOTWIRE, INC., a Delaware corporation, the other BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and J.P. MORGAN EUROPE LIMITED, as London Agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the parties hereto, which include Lenders constituting the Required Lenders as of the Third Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement (as amended hereby).
SECTION 2.     Amendment of Credit Agreement. Effective as of the Third Amendment Effective Date:
(b)     Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Designated Subsidiary” in its entirety as follows:
“Designated Subsidiary” means each Subsidiary that is (a) a Borrowing Subsidiary, (b) a Material Subsidiary or (c) an obligor (including pursuant to a Guarantee) under any Material Indebtedness of the Company or any other Domestic Subsidiary (other than a Specified Foreign Subsidiary), in each case other than (i) except with respect to clause (c) above, any Specified Foreign Subsidiary or any CFC Holdco, (ii) the New Headquarters SPV and the New Headquarters Parent SPV, (iii) except with respect to clause (a) or (c) above, any Subsidiary if, and for so long as, such Subsidiary is not a Wholly Owned Subsidiary and (iv) except with respect to clause (c) above, Classic Vacations, LLC, a Nevada limited liability company.

(c)     Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Liens” in its entirety as follows:
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
(d)     Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order:
“Third Amendment” means the Third Amendment, dated as of April 25, 2017, to this Agreement.
“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.
(e)     Section 9.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
If the Company shall request the release of the Guarantee of any Subsidiary Loan Party either (i) upon the consummation of any transaction permitted by this Agreement (for the avoidance of doubt, as in effect from time to time) as a result of which such Subsidiary Loan Party ceases to be a Subsidiary or (ii) at such time as such Subsidiary Loan Party, immediately prior to giving effect to such release (but giving effect to any substantially concurrent repayment (in whole or in part) or release of any obligation under any Indebtedness), is not a Designated Subsidiary (but, in the case of this clause (ii), with respect to any Subsidiary Loan Party that is not a Designated Subsidiary in reliance solely on clause (iii) of the definition of such term, only if the Company and the other Subsidiaries do not own in the aggregate more than 85% of the Equity Interests in such Subsidiary Loan Party) and, in each case, the Company shall deliver to the Administrative Agent a certificate of a Financial Officer or other executive officer of the Company to the effect that (I) in the case of clause (ii) above, no Event of Default shall have occurred and be continuing immediately prior to, and immediately after giving effect to, such release and (II) in the case of clause (ii) above and after giving effect to any substantially concurrent repayment (in whole or in part) or release of any obligation under any Indebtedness, the applicable Subsidiary Loan Party is not a Designated Subsidiary and, if applicable, the condition set forth in the parenthetical in such clause is satisfied, then the Administrative Agent shall execute and deliver to the Company, at the Company’s expense, all documents that the Company shall reasonably request to evidence such release.

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SECTION 3.     Certain Guarantee Release. Effective as of the Third Amendment Effective Date, notwithstanding anything to the contrary in the Credit Agreement or the Guarantee Agreement, the Guarantees of EXP Global Holdings, Inc., a Delaware corporation, and Classic Vacations, LLC, a Nevada limited liability company, created under the Guarantee Agreement are hereby released, and EXP Global Holdings, Inc. and Classic Vacations, LLC are discharged from all of their respective obligations under the Guarantee Agreement.
SECTION 4.     Representations and Warranties. The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:
(b)     This Amendment has been duly executed and delivered by the Company and (assuming due execution by the parties hereto other than the Company) constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)     Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality in the text thereof) on and as of the Third Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.
(d)     As of the Third Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.     Effectiveness. This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, the Administrative Agent, the London Agent and Lenders constituting at least the Required Lenders. The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the Third Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.     Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations,

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covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)     On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.     Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9.     Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA, INC., a Delaware corporation,
by:
/s/ Mark D. Okerstrom
Name: Mark D. Okerstrom Title: Executive Vice President, Operations and Chief Financial Officer

EXPEDIA, INC., a Washington corporation,
by:
/s/ Mark D. Okerstrom
Name: Mark D. Okerstrom Title: Executive Vice President, Operations and Chief Financial Officer

TRAVELSCAPE, LLC, a Nevada limited liability company,
by:
/s/ Mark D. Okerstrom
Name: Mark D. Okerstrom Title: Executive Vice President, Operations and Chief Financial Officer

HOTWIRE, INC., a Delaware corporation,
by:
/s/ Mark D. Okerstrom
Name: Mark D. Okerstrom Title: Executive Vice President, Operations and Chief Financial Officer

[Signature Page to Third Amendment]

[[NYCORP:3645773v12:4442D: 04/20/2017--06:01 PM]]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by:
/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Managing Director

[Signature Page to Third Amendment]

[[NYCORP:3645773v12:4442D: 04/20/2017--06:01 PM]]

J.P. MORGAN EUROPE LIMITED, individually and as London Agent, by:
/s/ Belinda Lucas
Name: Belinda Lucas
Title: Associate

[Signature Page to Third Amendment]

[[NYCORP:3645773v12:4442D: 04/20/2017--06:01 PM]]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: Bank of America, N.A.
by:
/s/ Jonathan Tristan
Name: Jonathan Tristan Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: BNP Paribas
by:
/s/ Melissa Dyld
Name: Melissa Dyld Title: Director

by:
/s/ Maria Mulic
Name: Maria Mulic Title: Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: Mizuho Bank, LTD.
by:
/s/ Daniel Guevara
Name: Daniel Guevara Title: Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: HSBC Bank USA, National Association
by:
/s/ Mire K. Levy
Name: Mire K. Levy Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: Royal Bank of Canada
by:
/s/ Andra Bosneaga
Name: Andra Bosneaga Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: Tokyo-Mitsubishi UFJ, Ltd.
by:
/s/ Ola Anderssen
Name: Ola Anderssen Title: Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: Sumitomo Mitsui Banking Corporation
by:
/s/ James D. Weinstein
Name: James D. Weinstein Title: Managing Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: U.S. Bank National Association
by:
/s/ Lukas Coleman
Name: Lukas Coleman Title: Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: The Bank of Nova Scotia
by:
/s/ Diane Emanuel
Name: Diane Emanuel Title: Managing Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: Barclays Bank PLC
by:
/s/ Amir Barash
Name: Amir Barash Title: Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA, INC.

Name of Institution: Nordea Bank AB (PUBL), New York Branch
by:
/s/ Jouni Jauhiainen
Name: Jouni Jauhiainen Title: Director

by:
/s/ Rolf Risan
Name: Rolf Risan Title: Senior Vice President

[Signature Page to Third Amendment]